Exhibit 10.9

AMENDMENT TO CONSULTING AGREEMENT

This Amendment is made as of this 22 day of April, 2009 (“Effective Date”), by and between Semiconductor Components Industries, LLC (“SCI”), a Delaware corporation, with offices at 5005 E. McDowell Rd. Phoenix, AZ 85008, doing business as ON Semiconductor (“SCI”), and Phil Hester with offices at 3320 Ranch Road 620 North, Austin, TX 78734 (“Consultant”), (collectively, the “Parties”).

WHEREAS, effective December 22, 2008, the Parties entered into a Consulting Agreement under which Consultant provides certain services to SCI (the “Consulting Agreement”);

WHEREAS, the Parties wish to amend the Consulting Agreement by extending the term of Consultant’s services;

NOW THEREFORE, the parties agree as follows:

1.	Any capitalized terms not defined herein, shall have the meaning set forth in the Consulting Agreement.

2.	In the TERM paragraph of the Statement of Work attached to the Consulting Agreement, the Parties extend the END DATE to April 30, 2009.

3.	All other terms and conditions of the Consulting Agreement remain the same.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

CONSULTANT		SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC

By:	/s/ PHIL HESTER	By:	/s/ G. SONNY CAVE
	Phil Hester		G. Sonny Cave
		Title:	Senior Vice President and General Counsel